                                                                  EXHIBIT 10.47


                 WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

                  This WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (the "AMENDMENT") is dated as of January 22, 2004, by and among AVONDALE MILLS, INC., an Alabama corporation, as the Borrower (in such capacity, the "BORROWER") and as a Credit Party; AVONDALE MILLS GRANITEVILLE FABRICS, INC., a Delaware corporation, as a Credit Party (together with Avondale Mills, Inc., the "CREDIT PARTIES" and each a "CREDIT PARTY"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as the sole Lender (in such capacity, the "LENDER") and as agent (in such capacity, the "AGENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement referred to below.

                                    RECITALS

                  WHEREAS, the Borrower, the Credit Parties, the Lender and the Agent are parties to a Credit Agreement dated as of November 7, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, the Borrower has failed to provide (a) evidence satisfactory to the Agent that, as of the December 22, 2003, Cash Management Systems complying with Annex C to the Credit Agreement have been established and are currently being maintained in the manner set forth in such Annex C to the Credit Agreement, together with copies of duly executed tri-party blocked account and lock box agreements, reasonably satisfactory to the Agent, with respect to each of the bank accounts listed on Schedule V to Annex D to the Credit Agreement in contravention of Section 2.1(a) of the Credit Agreement and
(b) an acknowledgment executed by Wachovia Bank, National Association relating to the Pledged Account Agreement Side Letter dated as of July 3, 2003 in contravention of Section 2.1(a) of the Credit Agreement;

                  WHEREAS, the Borrower and the Credit Parties have requested that the Lender and the Agent waive all violations of the Credit Agreement that may arise solely as a result of the Borrower's failure to provide (a) evidence satisfactory to the Agent that, as of the December 22, 2003, Cash Management Systems complying with Annex C to the Credit Agreement have been established and are currently being maintained in the manner set forth in such Annex C to the Credit Agreement, together with copies of duly executed tri-party blocked account and lock box agreements, reasonably satisfactory to the Agent, with respect to each of the bank accounts listed on Schedule V to Annex D to the Credit Agreement or (b) an acknowledgment executed by Wachovia Bank, National Association relating to the Pledged Account Agreement Side Letter dated as of July 3, 2003;

                   WHEREAS, the Lender and the Agent have agreed to grant such waivers on the terms and conditions set forth herein; and

                  WHEREAS, the Parties hereto have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.

                  NOW, THEREFORE, in consideration of the continued performance by Borrower and each Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, the Lender, and the Agent hereby agree as follows:

                  1. Waiver. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, below, the Lender and the Agent hereby waive any violation of the Credit Agreement, including but not limited to Section 2.1(a) thereof as may arise solely as a result of the Borrower's failure to provide on or prior to March 12, 2004 (a) evidence satisfactory to the Agent that, as of the December 22, 2003, Cash Management Systems complying with Annex C to the Credit Agreement have been established and are currently being maintained in the manner set forth in such Annex C to the Credit Agreement, together with copies of duly executed tri-party blocked account and lock box agreements, reasonably satisfactory to the Agent, with respect to each of the bank accounts listed on Schedule V to Annex D to the Credit Agreement or (b) an acknowledgment executed by Wachovia Bank, National Association relating to the Pledged Account Agreement Side Letter dated as of July 3, 2003.

                  2. Amendment to Credit Agreement. Subject to Section 3 hereof, the Credit Agreement is hereby amended as follows:

                  (a) Annex D to the Credit Agreement is hereby amended to delete the text of the footnote to item 34 in its entirety and to substitute the following therefor:

                           "To be delivered on or before March 12, 2004"

                  (b) Annex D to the Credit Agreement is hereby amended to delete the text of the footnote to item 37 in its entirety and to substitute the following therefor:

                           "To be delivered on or before March 12, 2004"

                  3. Effectiveness of this Amendment; Conditions Precedent. The provisions of Paragraphs 1 and 2 of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon the Agent's receipt of (a) an originally-executed counterpart of this Amendment executed and delivered by duly authorized officers of the Borrower, the Credit Parties, Avondale Incorporated and the Lender and (b) evidence satisfactory to the Agent that all conditions precedent to the effectiveness of Amendment No. 4 to Receivables Purchase and Servicing Agreement dated as of the date hereof among the Borrower, Avondale Funding, LLC and General Electric Capital Corporation in its respective capacities as Committed Purchaser and as Administrative Agent have been satisfied.

                  4.       Miscellaneous.

                  (a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

                  (b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                  (c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.

                  (d) Reaffirmation, Ratification and Acknowledgment; Reservation. The Borrower and each Credit Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Agent's, or the Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such Credit Party with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Except as set forth in Section 1 above, neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Agent or the Lender, or of any Default or Event of Default (whether or not known to the Agent or the Lender), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Agent and the Lender. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

                  (e) Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

                  (f) Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Amendment," "hereunder," "hereof" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. The Borrower hereby represents and warrants to the Lender that all authorizations, consents and approvals of the Borrower's board of directors and shareholders, and all other Persons, necessary to permit the Borrower to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended hereby, and to permit the Lender and the Agent to enforce such obligations, have been obtained.

                  (g) No Novation or Waiver. Except as specifically set forth in this Amendment the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Agent or the Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                  (h) Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

                                     ******

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Agent and the sole
                                        Lender

                                        By:
                                           ------------------------------------
                                        Name: Curtis J. Correa
                                        Title: Duly Authorized Signatory


                                        AVONDALE MILLS, INC., as the Borrower
                                        and as a Credit Party

                                        By:
                                           ------------------------------------
                                        Name: Jack R. Altherr, Jr.
                                        Title: Vice Chairman and Chief
                                        Financial Officer


                                        AVONDALE MILLS GRANITEVILLE FABRICS,
                                        INC., as a Credit Party

                                        By:
                                           ------------------------------------
                                        Name: Jack R. Altherr, Jr.
                                        Title: Vice Chairman and Chief
                                        Financial Officer


Acknowledged and Agreed to:


AVONDALE INCORPORATED

By:
   -------------------------------
Name: Jack R. Altherr, Jr.
Title: Vice Chairman and Chief
Financial Officer


        Signature Page to Waiver and Amendment No. 1 to Credit Agreement